                                                                   EXHIBIT 99.11

[BANK OF AMERICA SECURITIES LOGO]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------  -------------------------------  ---------------------------------  -------------------------------
LTV :                                   FIXED $       FIXED %       1/29 & 6 MO $   1/29 & 6 MO %            2/28 $        2/28%
-------------------------------  -------------------------------  ---------------------------------  -------------------------------

                  70 and Below        8,203,082.82     17.71          693,400.00         1.50            28,133,138.49      60.73
-------------------------------
                   70.01 to 75        5,925,161.02     19.86          717,250.00         2.40            17,164,548.80      57.53
-------------------------------
                   75.01 to 80       33,139,118.12     8.41          2,437,550.00        0.62            259,242,016.86     65.76
-------------------------------
                   80.01 to 85        4,197,126.01     8.94           903,250.00         1.92            30,786,346.49      65.61
-------------------------------
                   85.01 to 90       12,134,146.23     13.55         1,541,981.81        1.72            58,723,388.70      65.56
-------------------------------
                   90.01 to 95        3,890,503.63     10.37          247,000.00         0.66            25,260,557.58      67.35
-------------------------------
                  95.01 to 100       12,236,679.15     9.85           860,550.00         0.69            89,707,491.48      72.19
-------------------------------
                   100.01 plus         524,317.00      16.49             0.00            0.00             2,379,755.49      74.86
-------------------------------  ===============================  =================================  ===============================

-------------------------------
FICO
-------------------------------  -------------------------------  ---------------------------------  -------------------------------
                     Below 550        2,418,094.43     21.35          746,250.00         6.59             6,319,391.47      55.81
-------------------------------
                    550 to 574        4,282,759.94     12.13          378,250.00         1.07            25,264,888.30      71.55
-------------------------------
                    575 to 599        4,098,077.01     9.71           576,400.00         1.37            29,247,925.30      69.31
-------------------------------
                    600 to 624       12,037,045.36     7.64           633,000.00         0.40            110,321,527.14     69.99
-------------------------------
                    625 to 649       16,622,262.55     10.22         1,602,800.00        0.99            110,397,011.34     67.89
-------------------------------
                    650 to 674       18,498,212.21     12.93         1,615,831.81        1.13            90,095,242.56      62.99
-------------------------------
                    675 to 699       10,856,606.40     12.03          691,600.00         0.77            56,710,394.08      62.82
-------------------------------
                      700 plus       11,437,076.08     8.83          1,156,850.00        0.89            83,040,863.70      64.14
-------------------------------  ===============================  =================================  ===============================

-------------------------------
PROPERTY TYPE:
-------------------------------  -------------------------------  ---------------------------------  -------------------------------
                         Condo        3,111,161.49     5.33           778,550.00         1.33            43,022,532.31      73.67
-------------------------------
               High Rise Condo         232,150.00      4.24              0.00            0.00             4,946,950.00      90.32
-------------------------------
                       Modular            0.00         0.00              0.00            0.00              171,200.00      100.00
-------------------------------
                           PUD        8,576,859.76     5.88          1,488,200.00        1.02            94,404,939.56      64.74
-------------------------------
                           SFR       63,266,000.20     12.07         5,134,231.81        0.98            346,618,325.36     66.13
-------------------------------
                     Units 2-4        5,063,962.53     13.39             0.00            0.00            22,233,296.66      58.78
-------------------------------  ===============================  =================================  ===============================

-------------------------------  ---------------------------  --------------------------   ----------------------------------------
LTV :                                 3/27 $        3/27%        5/25 $        5/25 %     MH STRATIFICATION:
-------------------------------  ---------------------------  --------------------------   ----------------------------------------

                  70 and Below     5,446,675.12      11.76     3,852,300.00      8.32      Total Balance              $ 171,200.00
-------------------------------
                   70.01 to 75     2,782,800.00      9.33      3,247,295.51      10.88     % Pool Balance                    0.02%
-------------------------------
                   75.01 to 80    73,101,512.61      18.54     26,310,194.38     6.67      Ave. FICO                           614
-------------------------------
                   80.01 to 85     9,055,494.86      19.30     1,982,800.00      4.23      Ave. LTV                          80.00
-------------------------------
                   85.01 to 90    14,671,761.80      16.38     2,499,210.00      2.79      % Full Docs                      100.00
-------------------------------                                                            ----------------------------------------
                   90.01 to 95     7,844,427.98      20.91      263,750.00       0.70
-------------------------------                                                            ----------------------------------------
                  95.01 to 100    19,876,772.66      16.00     1,578,633.00      1.27      Silent Seconds Stratification:
-------------------------------                                                            ----------------------------------------
                   100.01 plus      275,050.00       8.65          0.00          0.00      Total Balance           $332,743,683.56
-------------------------------  ===========================  ==========================
                                                                                           % Pool Balance                   43.11%
-------------------------------
FICO                                                                                       Ave. FICO                           661
-------------------------------  ---------------------------  --------------------------
                     Below 550     1,073,250.00      9.48       767,000.00       6.77      Ave. LTV                          79.57
-------------------------------
                    550 to 574     4,889,759.55      13.85      496,350.00       1.41      % Full Docs                       97.77
-------------------------------                                                            ----------------------------------------
                    575 to 599     7,559,141.34      17.91      714,650.00       1.69
-------------------------------                                                            ----------------------------------------
                    600 to 624    28,284,943.16      17.94     6,356,759.42      4.03      2ND LIEN STRATIFICATION:
-------------------------------                                                            ----------------------------------------
                    625 to 649    27,759,799.71      17.07     6,220,896.86      3.83      Total Balance
-------------------------------
                    650 to 674    27,288,044.91      19.08     5,536,206.63      3.87      % Pool Balance
-------------------------------
                    675 to 699    14,869,723.31      16.47     7,142,853.39      7.91      Ave. FICO
-------------------------------
                      700 plus    21,329,833.05      16.48     12,499,466.59     9.65      % Full Docs
-------------------------------  ===========================  ==========================   ----------------------------------------

-------------------------------                                                            ----------------------------------------
PROPERTY TYPE:                                                                             LTV ABOVE 90 STRATIFICATION:
-------------------------------  ---------------------------  --------------------------   ----------------------------------------
                         Condo     8,817,267.04      15.10     2,666,835.66      4.57      Total Balance          $ 164,945,487.97
-------------------------------
               High Rise Condo         0.00          0.00       298,000.00       5.44      % Pool Balance                   21.37%
-------------------------------
                       Modular         0.00          0.00          0.00          0.00      Ave. FICO                           661
-------------------------------
                           PUD    32,734,675.22      22.45     8,609,292.79      5.90      Ave. LTV                          98.73
-------------------------------
                           SFR    84,379,134.76      16.10     24,757,854.44     4.72      % Full Docs                      48.89%
-------------------------------                                                            ----------------------------------------
                     Units 2-4     7,123,418.01      18.83     3,402,200.00      9.00
-------------------------------  ===========================  ==========================

[BANK OF AMERICA SECURITIES LOGO]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------
PURPOSE:
------------------------------------------------------    -----------------------------------  -------------------------------------

                                             Purchase         26,844,369.40         5.92          3,755,424.00           0.83
------------------------------------------------------
                                  Refinance rate/term          7,793,857.16         23.82          393,600.00            1.20
------------------------------------------------------
                     Cash Out Refi (COF) Below 70 LTV          6,662,957.82         17.51          693,400.00            1.82
------------------------------------------------------
                           COF with  LTV  70.01 to 75          5,004,534.85         20.85          362,250.00            1.51
------------------------------------------------------
                           COF with  LTV  75.01 to 80         17,553,545.00         19.92          467,600.00            0.53
------------------------------------------------------
                           COF with  LTV  80.01 to 85          3,329,585.77         9.95           478,250.00            1.43
------------------------------------------------------
                          COF with  LTV  '85.01 to 90          7,837,893.50         16.18          773,957.81            1.60
------------------------------------------------------
                          COF with  LTV  '90.01 to 95          2,259,205.48         8.83              0.00               0.00
------------------------------------------------------
                            COF with LTV 95.01 to 100          2,964,185.00         10.74          476,500.00            1.73
------------------------------------------------------
                          COF with   LTV  100.01 plus
------------------------------------------------------    ===================================  =====================================

------------------------------------------------------
OCCUPANCY STATUS:
------------------------------------------------------    -----------------------------------  -------------------------------------
                                       Owner Occupied         77,483,563.87         10.39         6,976,631.81           0.94
------------------------------------------------------
                                             2nd Home           117,474.34          3.43              0.00               0.00
------------------------------------------------------
                                           Investment          2,649,095.77         11.86          424,350.00            1.90
------------------------------------------------------    ==========================================================================

------------------------------------------------------
LOAN BALANCE
------------------------------------------------------    -----------------------------------  -------------------------------------
                                     50,000 and below          2,347,562.02         42.97             0.00               0.00
------------------------------------------------------
                                 50,000.01 to 100,000         15,015,316.27         24.50          100,000.00            0.16
------------------------------------------------------
                                100,000.01 to 150,000         17,484,989.66         14.77         1,208,757.81           1.02
------------------------------------------------------
                                150,000.01 to 200,000         13,153,742.08         10.32          700,350.00            0.55
------------------------------------------------------
                                200,000.01 to 400,000         21,570,403.43         7.43          4,508,374.00           1.55
------------------------------------------------------
                                400,000.01 to 500,000          6,379,601.44         7.77           883,500.00            1.08
------------------------------------------------------
                                500,000.01 to 600,000          2,118,719.08         5.36              0.00               0.00
------------------------------------------------------
                              600,000.01 to 1,000,000          2,179,800.00         4.74              0.00               0.00
------------------------------------------------------
                               1,000,000.01 and above              0.00             0.00              0.00               0.00
------------------------------------------------------

----------------------------------------------
PURPOSE:
----------------------------------------------  ---------------------------   -------------------------  ---------------------------

                                     Purchase     318,884,186.57    70.27      79,160,840.80    17.44       25,168,893.79    5.55
----------------------------------------------
                          Refinance rate/term     14,656,654.52     44.80       6,919,938.02    21.15       2,950,300.00     9.02
----------------------------------------------
             Cash Out Refi (COF) Below 70 LTV     23,582,722.43     61.96       3,958,875.12    10.40       3,163,300.00     8.31
----------------------------------------------
                   COF with  LTV  70.01 to 75     13,747,348.80     57.27       2,452,350.00    10.22       2,436,795.51     10.15
----------------------------------------------
                   COF with  LTV  75.01 to 80     49,058,074.87     55.66      17,679,255.10    20.06       3,381,093.59     3.84
----------------------------------------------
                   COF with  LTV  80.01 to 85     21,697,182.45     64.81       6,789,371.88    20.28       1,182,100.00     3.53
----------------------------------------------
                  COF with  LTV  '85.01 to 90     30,952,541.70     63.89       7,802,469.77    16.10       1,082,950.00     2.24
----------------------------------------------
                  COF with  LTV  '90.01 to 95     18,395,092.58     71.90       4,665,112.98    18.24        263,750.00      1.03
----------------------------------------------
                    COF with LTV 95.01 to 100     20,423,439.97     74.01       3,626,281.36    13.14        105,000.00      0.38
----------------------------------------------
                  COF with   LTV  100.01 plus
----------------------------------------------  ===========================   =========================  ===========================

----------------------------------------------
OCCUPANCY STATUS:
----------------------------------------------  ---------------------------   -------------------------  ---------------------------
                               Owner Occupied     493,643,041.27    66.17      128,981,057.99   17.29       38,991,055.67    5.23
----------------------------------------------
                                     2nd Home      2,430,687.19     71.01        874,977.04     25.56           0.00         0.00
----------------------------------------------
                                   Investment     15,323,515.43     68.60       3,198,460.00    14.32        743,127.22      3.33
----------------------------------------------  ===========================   =========================  ===========================

----------------------------------------------
LOAN BALANCE
----------------------------------------------  ---------------------------   -------------------------  ---------------------------
                             50,000 and below      2,817,718.91     51.57        249,300.00     4.56          49,200.00      0.90
----------------------------------------------
                         50,000.01 to 100,000     34,651,029.74     56.53       9,922,273.17    16.19       1,603,832.00     2.62
----------------------------------------------
                        100,000.01 to 150,000     67,259,773.96     56.83      28,178,105.69    23.81       4,224,206.78     3.57
----------------------------------------------
                        150,000.01 to 200,000     82,204,175.41     64.47      24,158,765.47    18.95       7,291,041.43     5.72
----------------------------------------------
                        200,000.01 to 400,000     203,837,135.90    70.17      44,012,536.76    15.15       16,576,730.80    5.71
----------------------------------------------
                        400,000.01 to 500,000     54,650,397.71     66.60      15,812,842.94    19.27       4,327,754.42     5.27
----------------------------------------------
                        500,000.01 to 600,000     27,571,405.26     69.80       6,477,571.00    16.40       3,334,149.17     8.44
----------------------------------------------
                      600,000.01 to 1,000,000     37,284,357.00     80.99       4,243,100.00    9.22        2,327,268.29     5.06
----------------------------------------------
                       1,000,000.01 and above      1,121,250.00    100.00           0.00        0.00            0.00         0.00
----------------------------------------------

[BANK OF AMERICA SECURITIES LOGO]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------
LOAN TERM
------------------------------------------------------

                                             30 Years       74,190,676.63         9.69          7,400,981.81           0.97
------------------------------------------------------
                                             20 Years         275,100.00         100.00             0.00               0.00
------------------------------------------------------
                                             15 Years        5,784,357.35        100.00             0.00               0.00
------------------------------------------------------  ===================================  ======================================

------------------------------------------------------
DOCUMENTATION TYPE
------------------------------------------------------  -----------------------------------  --------------------------------------
                                   Full Documentation       54,107,084.55         9.25          5,062,000.00           0.87
------------------------------------------------------
                                Limited Documentation         640,543.07          6.85           591,000.00            6.32
------------------------------------------------------
                        Stated Docs with LTV below 70        3,908,327.82         24.48             0.00               0.00
------------------------------------------------------
                     Stated Docs with LTV 70.01 to 75        2,469,666.66         24.46          459,250.00            4.55
------------------------------------------------------
                     Stated Docs with LTV 75.01 to 80        6,289,666.43         24.82          108,000.00            0.43
------------------------------------------------------
                     Stated Docs with LTV 80.01 to 85        1,853,300.00         12.29          272,000.00            1.80
------------------------------------------------------
                     Stated Docs with LTV 85.01 to 90        4,866,431.99         17.67          680,231.81            2.47
------------------------------------------------------
                     Stated Docs with LTV 90.01 to 95        2,252,160.18         12.15             0.00               0.00
------------------------------------------------------
                    Stated Docs with LTV 95.01 to 100        3,862,953.28         5.94           228,500.00            0.35
------------------------------------------------------
                    Stated Docs with LTV above 100.01            0.00             0.00              0.00               0.00
------------------------------------------------------  ===================================  ======================================

------------------------------------------------------
LIEN STATUS
------------------------------------------------------  -----------------------------------  --------------------------------------
                                             1st Lien       80,250,133.98         10.40         7,400,981.81           0.96
------------------------------------------------------
                      Second Liens with LTV below  85            0.00             0.00              0.00               0.00
------------------------------------------------------
                   Second Liens with LTV  85.01 to 90            0.00             0.00              0.00               0.00
------------------------------------------------------
                   Second Liens with LTV  90.01 to 95            0.00             0.00              0.00               0.00
------------------------------------------------------
                   Second Liens with LTV 95.01 to 100            0.00             0.00              0.00               0.00
------------------------------------------------------
                   Second Liens with LTV above 100.01            0.00             0.00              0.00               0.00
------------------------------------------------------  ===================================  ======================================

------------------------------------------------------
INTEREST ONLY
------------------------------------------------------  -----------------------------------  --------------------------------------
                                   % of Mortgage Type        3,782,350.00         0.87          3,680,731.81           0.84
------------------------------------------------------
                                            Ave. FICO            667                                638
------------------------------------------------------
                                             Ave. LTV           85.20                              79.25
------------------------------------------------------
                                        % Stated Docs            0.00             0.00           558,731.81            1.22
------------------------------------------------------
                                          % Full Docs        3,782,350.00         0.98          2,905,000.00           0.76
------------------------------------------------------  ===================================  ======================================

-----------------------------------------------
LOAN TERM
-----------------------------------------------

                                      30 Years    511,397,243.89     66.78   133,054,495.03       17.38   39,734,182.89       5.19
-----------------------------------------------
                                      20 Years         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------
                                      15 Years         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------  ==========================  ===========================  ==========================

-----------------------------------------------
DOCUMENTATION TYPE
-----------------------------------------------  --------------------------  ---------------------------  --------------------------
                            Full Documentation    385,678,980.68     65.94   107,553,059.79       18.39   32,479,822.89       5.55
-----------------------------------------------
                         Limited Documentation     6,617,575.25      70.78    1,316,600.00        14.08    184,400.00         1.97
-----------------------------------------------
                 Stated Docs with LTV below 70     8,357,185.01      52.33    1,570,825.12        9.84    2,132,300.00        13.35
-----------------------------------------------
              Stated Docs with LTV 70.01 to 75     5,559,690.00      55.07     499,600.00         4.95    1,108,250.00        10.98
-----------------------------------------------
              Stated Docs with LTV 75.01 to 80    13,553,414.12      53.48    4,692,198.74        18.51    700,400.00         2.76
-----------------------------------------------
              Stated Docs with LTV 80.01 to 85     8,559,920.81      56.77    3,255,530.08        21.59   1,137,600.00        7.54
-----------------------------------------------
              Stated Docs with LTV 85.01 to 90    17,161,373.40      62.33    3,802,878.02        13.81   1,022,760.00        3.71
-----------------------------------------------
              Stated Docs with LTV 90.01 to 95    12,197,910.95      65.83    3,815,400.00        20.59    263,750.00         1.42
-----------------------------------------------
             Stated Docs with LTV 95.01 to 100    53,711,193.67      82.56    6,548,403.28        10.07    704,900.00         1.08
-----------------------------------------------
             Stated Docs with LTV above 100.01         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------  ==========================  ===========================  ==========================

-----------------------------------------------
LIEN STATUS
-----------------------------------------------  --------------------------  ---------------------------  --------------------------
                                      1st Lien    511,397,243.89     66.26   133,054,495.03       17.24   39,734,182.89       5.15
-----------------------------------------------
               Second Liens with LTV below  85         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------
            Second Liens with LTV  85.01 to 90         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------
            Second Liens with LTV  90.01 to 95         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------
            Second Liens with LTV 95.01 to 100         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------
            Second Liens with LTV above 100.01         0.00          0.00         0.00            0.00        0.00            0.00
-----------------------------------------------  ==========================  ===========================  ==========================

-----------------------------------------------
INTEREST ONLY
-----------------------------------------------  --------------------------  ---------------------------  --------------------------
                            % of Mortgage Type    323,786,465.30     74.15   80,119,732.17        18.35   25,284,703.46       5.79
-----------------------------------------------
                                     Ave. FICO         655                        657                          677
-----------------------------------------------
                                      Ave. LTV        83.08                      83.07                        79.90
-----------------------------------------------
                                 % Stated Docs    40,221,590.83      87.64    4,070,549.54        8.87    1,041,900.00        2.27
-----------------------------------------------
                                   % Full Docs    278,223,599.22     72.44   75,102,332.63        19.55   24,058,403.46       6.26
-----------------------------------------------  ==========================  ===========================  ==========================